Exhibit 99.1

                       CERTIFICATION PURSUANT TO
                         18 U.S.C. SECTION 1350
                         AS ADOPTED PURSUANT TO
             SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of CompuDyne Corporation (the "Company") on Form 10-K for the period ending December 31, 2002 accompanying this certification and filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Martin Roenigk, Chief Executive Officer of the Company, certify, to the best of my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

   The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: March 31, 2003                    /s/ Martin Roenigk
                                        ------------------------
                                        Martin Roenigk
                                        Chief Executive Officer